UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 6, 2018

CABINET GROW, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55340	46-5546647
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

319 Clematis Street, Suite 714, West Palm Beach, FL 33401

(Address of principal executive offices, including zip code)

(561) 249-6511

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation.

Effective March 6, 2018, Cabinet Grow, Inc. (the “Company,” “we,” “us” or “our”) changed its corporate name to Blockchain Solutions, Inc. (the “Name Change”). The Name Change was effected through a parent/subsidiary short-form merger (the “Merger”) of the Company and its wholly owned subsidiary, Blockchain Solutions, Inc. Pursuant to the Merger, the Company was the surviving entity and as part of the Merger in accordance with Section 92A.180 of the Nevada Revised Statues (the “NRS”), the Company effectuated a name change to Blockchain Solutions, Inc. To effectuate the Name Change and Merger, on February 5, 2018, the Company filed Articles of Merger by and between the Company and Blockchain Solutions, Inc., with the Nevada Secretary of State to be effective February 5, 2018, and our Amended and Restated Articles of Incorporation (the “Articles”) were amended pursuant to the Articles of Merger to reflect the Name Change. With the exception of the Name Change, there were no other changes to the Company’s Articles of Incorporation in connection with the Merger. The foregoing Merger and Name Change was approved by the Company’s Board of Directors on February 5, 2018, and no consent of Company’s stockholders was required under the NRS. Previously, as reported in the Company’s Form 10-Q field with the SEC on November 20, 2017, on November 9, 2017, the Company changed its corporate name to Data420 through a parent/subsidiary short-form merger, by filing Articles of Merger by and between the Company and its previous wholly owned subsidiary, Data420, with the Nevada Secretary of State, pursuant to which the Company was the surviving entity and effectuated a name change to Data420 in accordance with the NRS. Copies of the Articles of Merger whereby the Company previously changed its name to Data420, and the Articles of Merger pursuant to which the Company subsequently changed its name from Data420 to Blockchain Solutions, Inc. are filed as Exhibit 3.1 and 3.2, respectively, hereto.

In connection with the Merger and associated Name Change to Blockchain Solutions, Inc., the Company's common stock, which previously traded under the ticker symbol "CBNT" on the OTC Markets Pink Tier, will begin trading under the new ticker symbol "BLCS" on March 6, 2018. In addition, the Company's common stock has been assigned a new CUSIP number of 09390A106 in connection with the Name Change. After the Name Change, outstanding stock certificates representing shares of common stock of the Company which reflect our prior name will continue to be valid and need not be exchanged in connection with the Name Change.

In connection with the Financial Industry Regulatory Authority's ("FINRA") Rule 6490 and Rule 10b-17 of the United States Securities Exchange Act of 1934, as amended, on February 12, 2018, the Company submitted an issuer company-related action notification form to FINRA notifying FINRA of the Name Change. On March 2, 2018, FINRA notified the Company that the Name Change had been approved with an effective date of March 6, 2018.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Articles of Merger filed with the Nevada Secretary of State dated February 5, 2018.
3.2	Articles of Merger filed with the Nevada Secretary of State dated November 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabinet Grow, Inc.

/s/ Barry Hollander
Barry Hollander
Chief Executive Officer

Date: March 6, 2018